UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 25, 2014

WESTERN GAS PARTNERS, LP
(Exact name of registrant as specified in its charter)

Delaware	001-34046	26-1075808
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1201 Lake Robbins Drive
The Woodlands, Texas 77380-1046
(Address of principal executive offices) (Zip Code)
(832) 636-6000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

Nuevo Acquisition

On November 25, 2014, Western Gas Partners, LP (the “Partnership”) completed its previously announced acquisition (the “Acquisition”) of Nuevo Midstream, LLC (“Nuevo”) pursuant to an Agreement and Plan of Merger (“Merger Agreement”) by and among the Partnership, Maguire Midstream, LLC, an indirect wholly owned subsidiary of the Partnership, Nuevo and the other parties thereto. Nuevo’s assets currently include a cryogenic processing complex, gas gathering system and related facilities and equipment that serve production from Reeves, Loving and Culberson Counties, Texas and Eddy and Lea Counties, New Mexico. The consideration paid by the Partnership for the Acquisition consisted of $1.5 billion in cash, as adjusted pursuant to the terms of the Merger Agreement. The Partnership funded the Acquisition through approximately (i) $275.0 million of cash on hand, including the net proceeds from the Partnership’s November 2014 equity offering, (ii) $475.0 million in borrowings under its revolving credit facility and (iii) the issuance of $750.0 million of Class C units to a subsidiary of Anadarko Petroleum Corporation (“Anadarko”).

Pursuant to the Merger Agreement, Nuevo has agreed to indemnify the Partnership against certain losses resulting from any breach of Nuevo’s representations, warranties, covenants or agreements, and for certain other matters. The Partnership has agreed to indemnify Nuevo against certain losses resulting from any breach of the Partnership’s representations, warranties, covenants or agreements. Nuevo’s indemnification obligations will be supported by $125.0 million to be held in escrow through November 25, 2015.

The above summary of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, a copy of which was attached as Exhibit 2.1 to the Partnership’s Current Report on Form 8-K filed on October 28, 2014 and is incorporated in this Item 2.01 by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 2.01 above with respect to the borrowings under the revolving credit facility is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

In connection with the closing of the Acquisition, the Partnership issued 10,913,853 Class C units to APC Midstream Holdings LLC (“AMH”), an indirect wholly owned subsidiary of Anadarko, at a price of $68.72 per unit, pursuant to the Unit Purchase Agreement with Anadarko and AMH (the “UPA”). The Class C units will receive distributions in the form of additional Class C units until the end of 2017 (unless earlier converted), and will be disregarded with respect to calculating the Partnership’s cash distributions until they are converted to common units. The Class C units will convert into common units on a one-for-one basis on December 31, 2017, unless the Partnership elects to convert such units earlier or Anadarko extends the conversion date. The terms of the Class C unit issuance were unanimously approved by the Board of Directors of the Partnership’s General Partner and by the Board’s special committee.

The Class C units were issued in reliance on an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended. The above summary of the UPA is qualified in its entirety by reference to the UPA, a copy of which was attached as Exhibit 10.1 to the Partnership’s Current Report on Form 8-K filed on October 28, 2014 and is incorporated in this Item 3.02 by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 25, 2014, to effect the issuance of the Class C units discussed above and establish the terms thereof, the Partnership entered into Amendment No. 12 to its Partnership Agreement (the “Amendment”). The foregoing description is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated into this Item 5.03 by reference.

Item 7.01 Regulation FD Disclosure.

On November 25, 2014, the Partnership made an announcement regarding the closing of the Acquisition. A copy of the press release announcing the closing is attached to this Current Report on Form 8-K as Exhibit 99.1.

In accordance with General Instruction B.2, the information contained in this Item 7.01 and the attached Exhibit 99.1 is being “furnished” to the U.S. Securities and Exchange Commission and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under such section. Furthermore, such information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, unless specifically identified as being incorporated therein by reference.

Item 8.01 Other Events.

Discussions with a third party regarding its potential investment in 50% of Nuevo are ongoing, and the Partnership has mutually agreed with the third party to extend the expiration of the option period to a date not later than December 19, 2014 to allow for additional evaluation of the opportunity.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.
The registrant will file any financial statements required by this Item not later than 71 days after the date on which this Form 8-K is required to be filed.

(b)	Pro Forma Financial Information.
The registrant will file any financial statements required by this Item not later than 71 days after the date on which this Form 8-K is required to be filed.

(d)	Exhibits

2.1#
Agreement and Plan of Merger, dated October 28, 2014, by and among Western Gas Partners, LP, Maguire Midstream LLC and Nuevo Midstream, LLC (filed as Exhibit 2.1 to the Western Gas Partners, LP Form 8-K filed on October 28, 2014; File No. 001-34046).

	3.1	Amendment No. 12 to First Amended and Restated Agreement of Limited Partnership of Western Gas Partners, LP, dated November 25, 2014.

10.1
Unit Purchase Agreement, dated October 28, 2014, by and among Western Gas Partners, LP, APC Midstream Holdings LLC and Anadarko Petroleum Corporation (filed as Exhibit 10.1 to the Western Gas Partners, LP Form 8-K filed on October 28, 2014; File No. 001-34046).

	99.1	Press Release of Western Gas Partners, LP issued November 25, 2014.

	#	Pursuant to Item 601(b)(2) of Regulation S-K, the registrant agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WESTERN GAS PARTNERS, LP

		By:	Western Gas Holdings, LLC, its general partner

Dated:	November 25, 2014	By:	/s/ Philip H. Peacock
Philip H. Peacock Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Title

2.1#
Agreement and Plan of Merger, dated October 28, 2014, by and among Western Gas Partners, LP, Maguire Midstream LLC and Nuevo Midstream, LLC (filed as Exhibit 2.1 to the Western Gas Partners, LP Form 8-K filed on October 28, 2014; File No. 001-34046).

3.1	Amendment No. 12 to First Amended and Restated Agreement of Limited Partnership of Western Gas Partners, LP, dated November 25, 2014.

10.1
Unit Purchase Agreement, dated October 28, 2014, by and among Western Gas Partners, LP, APC Midstream Holdings LLC and Anadarko Petroleum Corporation (filed as Exhibit 10.1 to the Western Gas Partners, LP Form 8-K filed on October 28, 2014; File No. 001-34046).

99.1	Press Release of Western Gas Partners, LP issued November 25, 2014.

#	Pursuant to Item 601(b)(2) of Regulation S-K, the registrant agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.

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